EXHIBIT 99.1

                                    GSA_04_09
Goldman Sachs

================================================================================

-----------------------------------------------
Stats
-----------------------------------------------
Count: 345
Schedule Balance: $143,224,704.45
AverageSched Bal: $415,144.07
GrossWAC: 6.560
NetWAC: 6.060
OTERM: 360
RTERM: 358
ATERM: 0
AGE: 2
1ST CAP: 1.50
Periodic CAP: 1.50
MAXRATE: 13.56
MINRATE: 5.46
MTR: 23.71
MARGIN: 5.46
OLTV: 82.83
COLTV: 92.66
FICO: 675.284
-----------------------------------------------


-----------------------------------------------
Current Rate                          Percent
-----------------------------------------------
4.501 - 5.000                            2.41
5.001 - 5.500                            4.75
5.501 - 6.000                            7.23
6.001 - 6.500                           38.19
6.501 - 7.000                           29.85
7.001 - 7.500                            9.98
7.501 - 8.000                            5.45
8.001 - 8.500                            1.37
8.501 - 9.000                            0.78
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Scheduled Balance                     Percent
-----------------------------------------------
275,000.01 - 350,000.00                 14.78
350,000.01 - 400,000.00                 37.30
400,000.01 - 450,000.00                 19.45
450,000.01 - 500,000.00                 11.31
500,000.01 - 550,000.00                  4.80
550,000.01 - 600,000.00                  4.93
600,000.01 - 750,000.00                  7.43
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Original Term                         Percent
-----------------------------------------------
360                                    100.00
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
RemTerm                               Percent
-----------------------------------------------
356.000                                  1.77
357.000                                 22.49
358.000                                 41.66
359.000                                 34.08
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Am WAM                                Percent
-----------------------------------------------
0 - 59                                 100.00
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Age                                   Percent
-----------------------------------------------
1                                       34.08
2                                       41.66
3                                       22.49
4                                        1.77
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
States                                Percent
-----------------------------------------------
CA                                      75.48
NY                                       4.05
NJ                                       2.61
MA                                       1.90
VA                                       1.90
NV                                       1.77
CO                                       1.53
MD                                       1.59
MI                                       1.47
AZ                                       1.02
Other                                    6.68
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Original LTV                          Percent
-----------------------------------------------
0.001 - 50.000                           0.24
50.001 - 60.000                          1.40
60.001 - 70.000                          3.49
70.001 - 75.000                          1.35
75.001 - 80.000                         54.42
80.001 - 85.000                          9.62
85.001 - 90.000                         19.28
90.001 - 95.000                         10.21
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Combined LTV                          Percent
-----------------------------------------------
0.001 - 50.000                           0.24
50.001 - 60.000                          1.05
60.001 - 70.000                          3.22
70.001 - 75.000                          0.79
75.001 - 80.000                          7.35
80.001 - 85.000                          7.07
85.001 - 90.000                         20.38
90.001 - 95.000                         13.48
95.001 - 100.000                        46.42
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
FICO                                  Percent
-----------------------------------------------
580.000 - 619.999                        6.57
620.000 - 649.999                       15.86
650.000 - 699.999                       53.94
700.000 - 749.999                       18.30
750.000 - 799.999                        5.34
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
PMI                                   Percent
-----------------------------------------------
OLTV <= 80 - NO MI                      60.89
OLTV > 80 - NO MI                       39.11
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Occupancy Code                        Percent
-----------------------------------------------
NON OWNER                                0.24
OWNER OCCUPIED                          97.99
SECOND HOME                              1.77
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Property Type                         Percent
-----------------------------------------------
2-4 FAMILY                               4.51
CONDO                                    5.00
PUD ATTACHED                             2.13
PUD DETACHED                            10.53
SINGLE FAMILY                           77.84
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Purpose                               Percent
-----------------------------------------------
CASHOUT REFI                            29.57
PURCHASE                                67.96
RATE/TERM REFI                           2.46
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Documentation Type                    Percent
-----------------------------------------------
1- FULL DOC 1YR W2                      11.84
3- STATED DOC                           67.11
4- LIMITED 12MOS BK STMT                 3.08
5- FULL DOC 2YR W2/TAX RETURNS          17.97
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Interest Only                         Percent
-----------------------------------------------
Y                                      100.00
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Interest Only Term                    Percent
-----------------------------------------------
24.000                                  86.40
36.000                                  13.60
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Silent                                Percent
-----------------------------------------------
N                                       48.67
Y                                       51.33
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Prepay Flag                           Percent
-----------------------------------------------
N                                       18.37
Y                                       81.63
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Prepay Term                           Percent
-----------------------------------------------
0.000                                   18.37
12.000                                   4.15
24.000                                  67.87
36.000                                   9.61
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
DTI                                   Percent
-----------------------------------------------
10.001 - 20.000                          0.43
20.001 - 30.000                          6.23
30.001 - 40.000                         30.36
40.001 - 50.000                         62.98
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Conforming                            Percent
-----------------------------------------------
NON CONFORMING                         100.00
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Arm Index                             Percent
-----------------------------------------------
6 MONTH LIBOR                          100.00
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Margins                               Percent
-----------------------------------------------
1.001 - 1.500                            0.25
3.501 - 4.000                            0.25
4.001 - 4.500                            0.52
5.001 - 5.500                           38.81
5.501 - 6.000                           59.34
6.501 - 7.000                            0.82
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
First Adjustment Cap                  Percent
-----------------------------------------------
1.500                                  100.00
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Periodic Cap                          Percent
-----------------------------------------------
1.500                                  100.00
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Max Rate                              Percent
-----------------------------------------------
11.501 - 12.000                          2.41
12.001 - 12.500                          4.75
12.501 - 13.000                          7.23
13.001 - 13.500                         38.19
13.501 - 14.000                         29.85
14.001 - 14.500                          9.98
14.501 - 15.000                          5.45
15.001 >=                                2.15
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Floor Rate                            Percent
-----------------------------------------------
1.001 - 1.500                            0.25
3.501 - 4.000                            0.25
4.001 - 4.500                            0.52
5.001 - 5.500                           38.81
5.501 - 6.000                           59.34
6.501 - 7.000                            0.82
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Number of Units                       Percent
-----------------------------------------------
1                                       95.49
2                                        4.51
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Product Type                          Percent
-----------------------------------------------
2 YEAR ARM                              86.40
3 YEAR ARM                              13.60
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Employment Flag                       Percent
-----------------------------------------------
N                                       69.87
Y                                       30.13
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------

--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
================================================================================
                               Sep 24, 2004 10:31                  Page 1  of  2

                                    GSA_04_09
Goldman Sachs

================================================================================


-----------------------------------------------
Originator                            Percent
-----------------------------------------------
NEWCENTURY                             100.00
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------

--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
================================================================================
                               Sep 24, 2004 10:31                  Page 2  of  2

                                   GSA_04_09
Goldman Sachs
================================================================================

-----------------------------------------------
Stats
-----------------------------------------------
Count: 1659
Schedule Balance: $413,370,963.18
AverageSched Bal: $249,168.75
GrossWAC: 6.666
NetWAC: 6.166
OTERM: 360
RTERM: 358
ATERM: 0
AGE: 2
1ST CAP: 1.50
Periodic CAP: 1.50
MAXRATE: 13.67
MINRATE: 5.45
MTR: 23.45
MARGIN: 5.45
OLTV: 82.11
COLTV: 94.43
FICO: 670.582
-----------------------------------------------


-----------------------------------------------
Current Rate                          Percent
-----------------------------------------------
4.001 - 4.500                            0.07
4.501 - 5.000                            1.44
5.001 - 5.500                            3.43
5.501 - 6.000                            6.28
6.001 - 6.500                           33.88
6.501 - 7.000                           32.86
7.001 - 7.500                           12.33
7.501 - 8.000                            7.06
8.001 - 8.500                            1.90
8.501 - 9.000                            0.48
9.001 - 9.500                            0.21
9.501 - 10.000                           0.05
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Scheduled Balance                     Percent
-----------------------------------------------
50,000.01 - 100,000.00                   1.74
100,000.01 - 150,000.00                  8.58
150,000.01 - 200,000.00                 12.24
200,000.01 - 250,000.00                 14.48
250,000.01 - 275,000.00                  7.69
275,000.01 - 350,000.00                 23.58
350,000.01 - 400,000.00                 14.20
400,000.01 - 450,000.00                  7.25
450,000.01 - 500,000.00                  4.16
500,000.01 - 550,000.00                  1.66
550,000.01 - 600,000.00                  1.71
600,000.01 - 750,000.00                  2.72
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Original Term                         Percent
-----------------------------------------------
360                                    100.00
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
RemTerm                               Percent
-----------------------------------------------
356.000                                  1.55
357.000                                 17.63
358.000                                 44.00
359.000                                 36.82
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Am WAM                                Percent
-----------------------------------------------
0 - 59                                 100.00
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Age                                   Percent
-----------------------------------------------
1                                       36.82
2                                       44.00
3                                       17.63
4                                        1.55
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
States                                Percent
-----------------------------------------------
CA                                      58.34
WA                                       3.66
CO                                       3.35
AZ                                       2.64
FL                                       3.01
NV                                       3.22
MA                                       3.15
NY                                       3.49
MN                                       1.78
OR                                       1.37
Other                                   15.99
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Original LTV                          Percent
-----------------------------------------------
0.001 - 50.000                           0.26
50.001 - 60.000                          0.85
60.001 - 70.000                          2.66
70.001 - 75.000                          1.85
75.001 - 80.000                         66.02
80.001 - 85.000                          6.03
85.001 - 90.000                         12.81
90.001 - 95.000                          9.53
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Combined LTV                          Percent
-----------------------------------------------
0.001 - 50.000                           0.26
50.001 - 60.000                          0.73
60.001 - 70.000                          2.53
70.001 - 75.000                          1.54
75.001 - 80.000                          5.59
80.001 - 85.000                          4.65
85.001 - 90.000                         13.16
90.001 - 95.000                         11.12
95.001 - 100.000                        60.28
100.001 >=                               0.16
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
FICO                                  Percent
-----------------------------------------------
580.000 - 619.999                        9.35
620.000 - 649.999                       20.58
650.000 - 699.999                       47.51
700.000 - 749.999                       18.29
750.000 - 799.999                        4.17
800.000 - 819.999                        0.10
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
PMI                                   Percent
-----------------------------------------------
OLTV <= 80 - NO MI                      71.64
OLTV > 80 - NO MI                       28.36
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Occupancy Code                        Percent
-----------------------------------------------
NON OWNER                                0.13
OWNER OCCUPIED                          98.82
SECOND HOME                              1.05
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Property Type                         Percent
-----------------------------------------------
2-4 FAMILY                               6.52
CONDO                                    9.85
MANUFACTURED HOUSING                     0.03
PUD ATTACHED                             2.67
PUD DETACHED                            11.41
SINGLE FAMILY                           69.53
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Purpose                               Percent
-----------------------------------------------
CASHOUT REFI                            26.13
PURCHASE                                70.00
RATE/TERM REFI                           3.87
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Documentation Type                    Percent
-----------------------------------------------
1- FULL DOC 1YR W2                      10.51
3- STATED DOC                           65.89
4- LIMITED 12MOS BK STMT                 2.59
5- FULL DOC 2YR W2/TAX RETURNS          21.01
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Interest Only                         Percent
-----------------------------------------------
Y                                      100.00
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Interest Only Term                    Percent
-----------------------------------------------
24.000                                  89.22
36.000                                  10.78
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Silent                                Percent
-----------------------------------------------
N                                       37.42
Y                                       62.58
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Prepay Flag                           Percent
-----------------------------------------------
N                                       16.16
Y                                       83.84
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Prepay Term                           Percent
-----------------------------------------------
0.000                                   16.16
12.000                                   3.19
24.000                                  72.17
36.000                                   8.48
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
DTI                                   Percent
-----------------------------------------------
10.001 - 20.000                          0.84
20.001 - 30.000                          7.58
30.001 - 40.000                         27.27
40.001 - 50.000                         64.11
50.001 - 60.000                          0.19
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Conforming                            Percent
-----------------------------------------------
CONFORMING                              65.35
NON CONFORMING                          34.65
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Arm Index                             Percent
-----------------------------------------------
6 MONTH LIBOR                          100.00
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Margins                               Percent
-----------------------------------------------
<=1.000                                  0.06
1.001 - 1.500                            0.09
2.501 - 3.000                            0.07
3.001 - 3.500                            0.04
3.501 - 4.000                            0.19
4.001 - 4.500                            0.23
4.501 - 5.000                            0.16
5.001 - 5.500                           42.66
5.501 - 6.000                           56.09
6.001 - 6.500                            0.03
6.501 - 7.000                            0.39
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
First Adjustment Cap                  Percent
-----------------------------------------------
1.500                                  100.00
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Periodic Cap                          Percent
-----------------------------------------------
1.500                                  100.00
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Max Rate                              Percent
-----------------------------------------------
11.001 - 11.500                          0.07
11.501 - 12.000                          1.44
12.001 - 12.500                          3.43
12.501 - 13.000                          6.28
13.001 - 13.500                         33.84
13.501 - 14.000                         32.90
14.001 - 14.500                         12.33
14.501 - 15.000                          7.06
15.001 >=                                2.64
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
================================================================================
                               Sep 24, 2004 10:29                  Page 1  of  2

                                   GSA_04_09
Goldman Sachs
================================================================================


-----------------------------------------------
Floor Rate                            Percent
-----------------------------------------------
<=1.000                                  0.06
1.001 - 1.500                            0.09
2.501 - 3.000                            0.07
3.001 - 3.500                            0.04
3.501 - 4.000                            0.19
4.001 - 4.500                            0.23
4.501 - 5.000                            0.16
5.001 - 5.500                           42.66
5.501 - 6.000                           56.09
6.001 - 6.500                            0.03
6.501 - 7.000                            0.39
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Number of Units                       Percent
-----------------------------------------------
1                                       93.48
2                                        5.65
3                                        0.35
4                                        0.52
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Product Type                          Percent
-----------------------------------------------
2 YEAR ARM                              89.22
3 YEAR ARM                              10.78
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Employment Flag                       Percent
-----------------------------------------------
N                                       77.37
Y                                       22.63
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Originator                            Percent
-----------------------------------------------
NEWCENTURY                             100.00
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
================================================================================
                               Sep 24, 2004 10:29                  Page 2  of  2

                                   GSA_04_09
Goldman Sachs

================================================================================


-----------------------------------------------
Stats
-----------------------------------------------
Count: 1314
Schedule Balance: $270,146,258.73
AverageSched Bal: $205,590.76
GrossWAC: 6.722
NetWAC: 6.222
OTERM: 360
RTERM: 358
ATERM: 0
AGE: 2
1ST CAP: 1.50
Periodic CAP: 1.50
MAXRATE: 13.72
MINRATE: 5.45
MTR: 23.32
MARGIN: 5.45
OLTV: 81.72
COLTV: 95.37
FICO: 668.089
-----------------------------------------------


-----------------------------------------------
Current Rate                          Percent
-----------------------------------------------
4.001 - 4.500                            0.11
4.501 - 5.000                            0.93
5.001 - 5.500                            2.73
5.501 - 6.000                            5.78
6.001 - 6.500                           31.60
6.501 - 7.000                           34.46
7.001 - 7.500                           13.58
7.501 - 8.000                            7.92
8.001 - 8.500                            2.18
8.501 - 9.000                            0.32
9.001 - 9.500                            0.32
9.501 - 10.000                           0.07
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Scheduled Balance                     Percent
-----------------------------------------------
50,000.01 - 100,000.00                   2.66
100,000.01 - 150,000.00                 13.13
150,000.01 - 200,000.00                 18.73
200,000.01 - 250,000.00                 22.15
250,000.01 - 275,000.00                 11.77
275,000.01 - 350,000.00                 28.25
350,000.01 - 400,000.00                  1.95
400,000.01 - 450,000.00                  0.78
450,000.01 - 500,000.00                  0.36
600,000.01 - 750,000.00                  0.23
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Original Term                         Percent
-----------------------------------------------
360                                    100.00
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
RemTerm                               Percent
-----------------------------------------------
356.000                                  1.43
357.000                                 15.05
358.000                                 45.24
359.000                                 38.27
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Am WAM                                Percent
-----------------------------------------------
0 - 59                                 100.00
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Age                                   Percent
-----------------------------------------------
1                                       38.27
2                                       45.24
3                                       15.05
4                                        1.43
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
States                                Percent
-----------------------------------------------
CA                                      49.26
WA                                       5.11
CO                                       4.31
FL                                       4.28
AZ                                       3.50
NV                                       4.00
MA                                       3.81
OR                                       2.10
MN                                       2.24
NY                                       3.19
Other                                   18.20
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Original LTV                          Percent
-----------------------------------------------
0.001 - 50.000                           0.27
50.001 - 60.000                          0.55
60.001 - 70.000                          2.22
70.001 - 75.000                          2.12
75.001 - 80.000                         72.17
80.001 - 85.000                          4.12
85.001 - 90.000                          9.37
90.001 - 95.000                          9.18
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Combined LTV                          Percent
-----------------------------------------------
0.001 - 50.000                           0.27
50.001 - 60.000                          0.55
60.001 - 70.000                          2.16
70.001 - 75.000                          1.94
75.001 - 80.000                          4.65
80.001 - 85.000                          3.36
85.001 - 90.000                          9.33
90.001 - 95.000                          9.86
95.001 - 100.000                        67.62
100.001 >=                               0.24
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
FICO                                  Percent
-----------------------------------------------
580.000 - 619.999                       10.82
620.000 - 649.999                       23.09
650.000 - 699.999                       44.10
700.000 - 749.999                       18.29
750.000 - 799.999                        3.55
800.000 - 819.999                        0.15
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
PMI                                   Percent
-----------------------------------------------
OLTV <= 80 - NO MI                      77.33
OLTV > 80 - NO MI                       22.67
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Occupancy Code                        Percent
-----------------------------------------------
NON OWNER                                0.07
OWNER OCCUPIED                          99.27
SECOND HOME                              0.66
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Property Type                         Percent
-----------------------------------------------
2-4 FAMILY                               7.58
CONDO                                   12.42
MANUFACTURED HOUSING                     0.04
PUD ATTACHED                             2.95
PUD DETACHED                            11.87
SINGLE FAMILY                           65.13
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Purpose                               Percent
-----------------------------------------------
CASHOUT REFI                            24.31
PURCHASE                                71.08
RATE/TERM REFI                           4.62
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Documentation Type                    Percent
-----------------------------------------------
1- FULL DOC 1YR W2                       9.81
3- STATED DOC                           65.24
4- LIMITED 12MOS BK STMT                 2.33
5- FULL DOC 2YR W2/TAX RETURNS          22.62
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Interest Only                         Percent
-----------------------------------------------
Y                                      100.00
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Interest Only Term                    Percent
-----------------------------------------------
24.000                                  90.71
36.000                                   9.29
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Silent                                Percent
-----------------------------------------------
N                                       31.45
Y                                       68.55
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Prepay Flag                           Percent
-----------------------------------------------
N                                       14.99
Y                                       85.01
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Prepay Term                           Percent
-----------------------------------------------
0.000                                   14.99
12.000                                   2.68
24.000                                  74.44
36.000                                   7.88
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
DTI                                   Percent
-----------------------------------------------
10.001 - 20.000                          1.07
20.001 - 30.000                          8.29
30.001 - 40.000                         25.64
40.001 - 50.000                         64.71
50.001 - 60.000                          0.30
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Conforming                            Percent
-----------------------------------------------
CONFORMING                             100.00
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Arm Index                             Percent
-----------------------------------------------
6 MONTH LIBOR                          100.00
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Margins                               Percent
-----------------------------------------------
<=1.000                                  0.09
2.501 - 3.000                            0.10
3.001 - 3.500                            0.07
3.501 - 4.000                            0.16
4.001 - 4.500                            0.07
4.501 - 5.000                            0.24
5.001 - 5.500                           44.70
5.501 - 6.000                           54.36
6.001 - 6.500                            0.05
6.501 - 7.000                            0.16
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
First Adjustment Cap                  Percent
-----------------------------------------------
1.500                                  100.00
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Periodic Cap                          Percent
-----------------------------------------------
1.500                                  100.00
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Max Rate                              Percent
-----------------------------------------------
11.001 - 11.500                          0.11
11.501 - 12.000                          0.93
12.001 - 12.500                          2.73
12.501 - 13.000                          5.78
13.001 - 13.500                         31.54
13.501 - 14.000                         34.52
14.001 - 14.500                         13.58
14.501 - 15.000                          7.92
15.001 >=                                2.90
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Floor Rate                            Percent
-----------------------------------------------
<= 1.000                                 0.09
2.501 - 3.000                            0.10
3.001 - 3.500                            0.07
3.501 - 4.000                            0.16
4.001 - 4.500                            0.07
4.501 - 5.000                            0.24
5.001 - 5.500                           44.70
5.501 - 6.000                           54.36
6.001 - 6.500                            0.05
6.501 - 7.000                            0.16
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
================================================================================
                                Sep 24, 2004 10:31                   Page 1 of 2

                                   GSA_04_09
Goldman Sachs

================================================================================


-----------------------------------------------
Number of Units                       Percent
-----------------------------------------------
1                                       92.42
2                                        6.25
3                                        0.54
4                                        0.79
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Product Type                          Percent
-----------------------------------------------
2 YEAR ARM                              90.71
3 YEAR ARM                               9.29
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Employment Flag                       Percent
-----------------------------------------------
N                                       81.35
Y                                       18.65
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


-----------------------------------------------
Originator                            Percent
-----------------------------------------------
NEWCENTURY                             100.00
-----------------------------------------------
Total:                                 100.00
-----------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
================================================================================
                                Sep 24, 2004 10:31                   Page 2 of 2